EXHIBIT 32.1
CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, E. Leon Daniel, Chief Executive Officer of Ivanhoe Energy Inc. (the “Company”), hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:
(a) the Company’s periodic report on Form 10-Q for the quarterly period ended March 31, 2006 (the “Form 10-Q”), fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and related interpretations; and
(b) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.
* * *
Chief Executive Officer

By:	/s/ E. Leon Daniel
E. Leon Daniel

May 4, 2006